|_| AXA EQUITABLE LIFE INSURANCE COMPANY            VARIABLE UNIVERSAL LIFE
    1290 Avenue of the Americas                     SUPPLEMENT
    New York, NY  10104                             Form No. VUL-GV/IL DB (2005)

|_| MONY LIFE INSURANCE COMPANY OF AMERICA
    2999 North 44th Street, Suite 250
    Phoenix, Arizona  85018

VARIABLE UNIVERSAL LIFE SUPPLEMENT FORMING PART OF APPLICATION FOR LIFE
INSURANCE
THIS APPLICATION SUPPLEMENT MUST BE COMPLETED BY THE INSURED, OR OWNER IF OTHER THAN THE INSURED, FOR VARIABLE LIFE APPLICATION ONLY.

Product:  Incentive Life Legacy

Owner's Name:                            Proposed Insured:
             ----------------------                       ----------------------
SEE THE PROSPECTUS FOR A DESCRIPTION OF THE INVESTMENT OBJECTIVE FOR EACH SUB-ACCOUNT

1. INITIAL ALLOCATIONS TO THE INVESTMENT OPTIONS*

                                                       (WHOLE PERCENTAGES ONLY)
--------------------------------------------------------------------------------
IF ENLG IS ELECTED, SEE FUND                               For           For
RESTRICTIONS BELOW.                                      Premiums     Deductions
--------------------------------------------------------------------------------
GUARANTEED INTEREST ACCOUNT**                                %            %
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION**                                  %            %
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION**                                %            %
--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION**                           %            %
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION**                                    %            %
--------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION**                               %            %
--------------------------------------------------------------------------------
AXA Premier VIP Aggressive Equity                            %            %
--------------------------------------------------------------------------------
AXA Premier VIP Core Bond                                    %            %
--------------------------------------------------------------------------------
AXA Premier VIP Health Care                                  %            %
--------------------------------------------------------------------------------
AXA Premier VIP High Yield                                   %            %
--------------------------------------------------------------------------------
AXA Premier VIP International Equity                         %            %
--------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core Equity                        %            %
--------------------------------------------------------------------------------
AXA Premier VIP Large Cap Growth                             %            %
--------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value                              %            %
--------------------------------------------------------------------------------
AXA Premier VIP Mid Cap Growth                               %            %
--------------------------------------------------------------------------------
AXA Premier VIP Mid Cap Value                                %            %
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AXA Premier VIP Technology                                   %            %
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EQ/AllianceBernstein Common Stock                            %            %
--------------------------------------------------------------------------------
EQ/AllianceBernstein Growth and Income                       %            %
--------------------------------------------------------------------------------
EQ/AllianceBernstein Intermediate                            %            %
    Government Securities
--------------------------------------------------------------------------------
EQ/AllianceBernstein International                           %            %
--------------------------------------------------------------------------------
EQ/AllianceBernstein Large Cap Growth                        %            %
--------------------------------------------------------------------------------
EQ/AllianceBernstein Quality Bond                            %            %
--------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                        %            %
--------------------------------------------------------------------------------
EQ/AllianceBernstein Value                                   %            %
--------------------------------------------------------------------------------
EQ/Ariel Appreciation II                                     %            %
--------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short                            %            %
    Equity
--------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                             %            %
--------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                              %            %
--------------------------------------------------------------------------------
EQ/Capital Guardian Growth                                   %            %
--------------------------------------------------------------------------------
EQ/Capital Guardian International                            %            %
--------------------------------------------------------------------------------
EQ/Capital Guardian Research                                 %            %
--------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                              %            %
--------------------------------------------------------------------------------
EQ/Caywood-Scholl High Yield Bond                            %            %
--------------------------------------------------------------------------------
EQ/Equity 500 Index                                          %            %
--------------------------------------------------------------------------------
EQ/Evergreen International Bond                              %            %
--------------------------------------------------------------------------------
EQ/Evergreen Omega                                           %            %
--------------------------------------------------------------------------------
EQ/FI Mid Cap                                                %            %
--------------------------------------------------------------------------------
EQ/FI Mid Cap Value                                          %            %
--------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                            %            %
--------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                                 %            %
--------------------------------------------------------------------------------
EQ/International Growth                                      %            %
--------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                                    %            %
--------------------------------------------------------------------------------
EQ/JPMorgan Core Bond                                        %            %
--------------------------------------------------------------------------------
EQ/JPMorgan Value Opportunities                              %            %
--------------------------------------------------------------------------------
EQ/Legg Mason Value Equity                                   %            %
--------------------------------------------------------------------------------
EQ/Long Term Bond                                            %            %
--------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                             %            %
--------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core                                %            %
--------------------------------------------------------------------------------
EQ/Lord Abbett Mid Cap Value                                 %            %
--------------------------------------------------------------------------------
EQ/Marsico Focus                                             %            %
--------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                                %            %
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EQ/Mercury International Value                               %            %
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EQ/MFS Emerging Growth Companies                             %            %
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EQ/MFS Investors Trust                                       %            %
--------------------------------------------------------------------------------
EQ/Money Market                                              %            %
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EQ/Montag & Caldwell Growth                                  %            %
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EQ/PIMCO Real Return                                         %            %
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EQ/Short Duration Bond                                       %            %
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EQ/Small Cap Value                                           %            %
--------------------------------------------------------------------------------
EQ/Small Company Growth                                      %            %
--------------------------------------------------------------------------------
EQ/Small Company Index                                       %            %
--------------------------------------------------------------------------------
EQ/TCW Equity                                                %            %
--------------------------------------------------------------------------------
EQ/UBS Growth and Income                                     %            %
--------------------------------------------------------------------------------
EQ/Van Kampen Comstock                                       %            %
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EQ/Van Kampen Emerging Markets Equity                        %            %
--------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                                 %            %
--------------------------------------------------------------------------------
EQ/Wells Fargo Montgomery Small Cap                          %            %
--------------------------------------------------------------------------------
TOTAL                                                     100%         100%
--------------------------------------------------------------------------------
* In AL, AK, AZ, CA, CO, FL, ID, IA, KS, NJ, OR, PA, PR, TN, USVI and WY your Policy Account will be allocated according to these percentages. In all other jurisdictions your Policy Account will be allocated according to these percentages on the first business day 20 days after the date of issue of your policy. Before that time, all Policy Account allocations (except to the Guaranteed Interest Account) will be to the Money Market investment option. Consult the prospectus for investment option information.
** IF EXTENDED NO LAPSE GUARANTEE (ENLG) IS ELECTED:
      A. INVESTMENT OPTIONS ARE LIMITED ONLY TO THE FUNDS BOLDED ABOVE.
      B. PREMIUM ALLOCATIONS TO THE GUARANTEED INTEREST ACCOUNT "GIA" ARE RESTRICTED TO A MAXIMUM OF 25%.
      C. DO NOT SPECIFY DEDUCTION ALLOCATIONS.


                                                                     Page 1 of 3
180-6006a (2005)              Cat. #136786              E8002_Core/IL DB (04/07)

2. SUITABILITY
   a. Have you, the Proposed Insured or the Owner, if other than the Proposed Insured, received:
      (1) a prospectus for policy(ies) applied for?             |_| Yes |_| No
          Date of prospectus______________. Date of any supplement(s) ________________; _____________; ___________.

      (2) a prospectus for the designated investment company(ies)?
                                                                |_| Yes |_| No
          Date of prospectus ______________. Date of any supplement(s) ________________; _____________; ___________.

      (3) any other prospectus not included above?              |_| Yes |_| No
          Date of prospectus ______________. Date of any supplement(s) ________________; _____________; ___________.
          Date of prospectus ______________. Date of any supplement(s) ________________; _____________; ___________.
          Date of prospectus ______________. Date of any supplement(s) ________________; _____________; ___________.
          Date of prospectus ______________. Date of any supplement(s) ________________; _____________; ___________.
          Date of prospectus ______________. Date of any supplement(s) ________________; _____________; ___________.

      b. Do you understand that (i) policy values reflect certain deductions and charges, and may increase or decrease depending on credited interest for Guaranteed Interest Account and/or the investment experience of the Separate Account Funds and (ii) the cash value may be subject to a surrender charge, if any, upon policy surrender, lapse or face amount
         reduction?                                             |_| Yes |_| No

      c. With this in mind, is (are) the policy(ies) in accord with your insurance and long-term investment objectives and anticipated financial
         needs?                                                 |_| Yes |_| No

      d. DISCLOSURES AND CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM FOR AXA EQUITABLE VARIABLE LIFE PRODUCTS. |_| By checking the box and signing the application below, you acknowledge that you received the initial prospectus on computer readable compact disk "CD" and that you are able to access the CD information. In order to retain the prospectus indefinitely, you must print it. You understand that you may request a prospectus in paper format at any time by calling Customer Service at 1-877-222-2144, and that all subsequent prospectus updates and supplements will be provided to you in paper format, UNLESS YOU ENROLL IN OUR ELECTRONIC DELIVERY SERVICE.

3.   OPTIONAL BENEFITS
      |_| Extended No Lapse Guarantee. Indicate No. of Yrs. (as measured from the Register Date)
      |_| 20 Years (Minimum) |_| To Age 100 (Maximum) |_| Other (Specify no. of
          years)_______________ Years.
      |_| Option to Purchase Additional Insurance Amount $_____________.
      |_| Disability Waiver of Monthly Deductions
      |_| Children's Term Insurance Rider (complete Children's Term Supplement)
          Amount $__________________
          Units_____________________
      |_| Other _____________________________________

4. AUTOMATIC TRANSFER SERVICE Note: This program may not be elected if you choose the Asset Rebalancing Service or the Extended No Lapse Guarantee Benefit.

--------------------------------------------------------------------------------

A minimum of $5,000 must be allocated to the EQ/Money Market Investment Option. Up to 8 investment options can receive the monthly automatic transfer. Each transfer must be at least $50. The automatic transfer is effective on the first month anniversary after the Money Market Lock-in period ends and will continue until the amount allocated to the EQ/Money Market Investment Option is depleted.

      Investment Options to Receive Transfer:                Dollar Amount:

      -------------------------------------------------   $-------------------
      -------------------------------------------------   $-------------------
      -------------------------------------------------   $-------------------
      -------------------------------------------------   $-------------------
      -------------------------------------------------   $-------------------
      -------------------------------------------------   $-------------------
      -------------------------------------------------   $-------------------
      -------------------------------------------------   $-------------------

--------------------------------------------------------------------------------

I, the undersigned, have read the detailed description of the Automatic Transfer Service (the Service) in the prospectus. My instructions will remain in effect until A) insufficient funds are available to process transfers, B) I provide new written instructions, or C) my Service otherwise terminates as described in the prospectus. I understand that use of the Automatic Transfer Service does not guarantee a profit and will not protect against loss in a declining market.


                                                                     Page 2 of 3
180-6006a (2005)                                        E8002_Core/IL DB (04/07)

5. ASSET REBALANCING SERVICE Note: This program may not be elected if you choose the Automatic Transfer Service or the Extended No Lapse Guarantee Benefit. The Guaranteed Interest Account is not available for Asset Rebalancing. Allocation among the investment options will be periodically re-adjusted according to the % you indicated in Section 1 and the frequency you choose below. Asset allocation percentages of 2% or more (in whole percentages) may be specified for all variable investment options up to a maximum of 50 options. Asset Rebalancing is effective on the first monthly anniversary after the Money Market Lock-in period ends.

   |_| Quarterly   |_| Semiannual   |_| Annual

   I, the undersigned, have read the detailed description of the Asset Rebalancing Service in the prospectus. My instructions will remain in effect until a) I provide new written instructions or b) Asset Rebalancing otherwise terminates as described above or in my policy prospectus. I understand that the use of the Asset Rebalancing Service does not guarantee a profit and will not protect against loss in a declining market.

REMARKS
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

THE UNDERSIGNED UNDERSTANDS THAT THE POLICY VALUES AND THE DEATH BENEFIT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE VARIABLE SUBACCOUNTS (SUBJECT TO ANY SPECIFIED MINIMUM GUARANTEES.)

Signed at (City and State)                           on
                          ---------------------------  -------------------
                                                              Date

Signature of Proposed Insured
                             ---------------------------------------------

Signature of Owner (if other than Proposed Insured) who agrees to be bound by the representations and agreements in this and any other part of the application:

Name                                         Relationship
    ---------------------------------------              -----------------------

Address of Owner
                ----------------------------------------------------------------

Based on the information furnished by the Proposed Insured, or Owner, if other than the Proposed Insured, in this and any other part of the applications, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the applicant or the owner. I further certify the current prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.

-------------------------------------------------------------   ----------------
Signature of Licensed Financial Professional/Insurance Broker     Date


                                                                     Page 3 of 3
180-6006a (2005)                                        E8002_Core/IL DB (04/07)